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                                                                    Exhibit 23.1



                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of EMC Corporation of our report dated January 22, 1999 relating to the consolidated financial statements and financial statement schedule, which appears in EMC Corporation's Annual Report on Form 10-K for the year ended December 31, 1998.


                                /s/ PricewaterhouseCoopers LLP
                                    PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
November 4, 1999